SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                              FORM 8-K/A
                            Amendment No. 1


                Pursuant to Section 13 or 15(d) of the
                 Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported):  May 28, 1997

                           First Cash, Inc.
                           ----------------
         (Exact name of registrant as specified in its charter)


                               Delaware
                               --------
             (State or other jurisdiction of incorporation)


           0-19133                                75-2237318
           -------                                ----------
   (Commission File Number)           (IRS Employer Identification No.)



            690 East Lamar, Suite 400, Arlington, Texas 76011
            -------------------------------------------------
      (Address of principal executive offices, including zip code)


                              (817)460-3947
                              -------------
          (Registrant's telephone number, including area code)

Items 4 and 7 of the Company's Current Report on Form 8-K, dated June 4, 1997 are amended and restated as set forth below.

Item 4.  Changes in Registrant's Certifying Accountant.

     In April 1997, at the direction of the audit committee of the board of directors, First Cash, Inc. (the "Company") solicited proposals from several accounting firms to become the Company's independent accountants, including the audit of the Company's financial statements. As of the date of this filing, the Company is continuing to evaluate the proposals and will file an amendment to this Form 8-K once a new principal accountant has been engaged. On May 28, 1997, Price Waterhouse LLP resigned as the independent accountants for the audit of the Company's financial statements and the client-auditor relationship between the Company and Price Waterhouse LLP ceased.

     The reports of Price Waterhouse LLP on the financial statements of the Company for each of the past two years contained no adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ending July 31, 1995 and July 31, 1996, and during the period from August 1, 1996 through May 28, 1997, there were no reportable events.

     During the two fiscal years ending July 31, 1995 and July 31, 1996, and during the period from August 1, 1996 through May 28, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused a reference to the subject matter of the disagreement in its audit report.

     The Company has provided Price Waterhouse LLP a copy of the disclosures contained herein and requested Price Waterhouse LLP to furnish the Company a copy of a letter from Price Waterhouse LLP to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from Price Waterhouse LLP is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     c.  Exhibits.
         16  --  Letter from Price Waterhouse LLP to the Securities and
                 Exchange Commission.


                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 10, 1997                       FIRST CASH, INC.
                                            ----------------
                                            (Registrant)


                                            Rick L. Wessel
                                            --------------
                                            Rick L. Wessel
                                            Chief Financial Officer,
                                            Secretary and Treasurer